SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

Current Report

Dated November 2, 2005

of

AMERICAN SAFETY INSURANCE

HOLDINGS, LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

SEC File Number 001-04795

44 Church Street

P.O. Box HM2064

Hamilton HM HX, Bermuda

(441) 295-5688

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR

240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the

Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the

Securities Act (17 CFR 240.13e-2(c))

Item 5.02	Appointment of Executive Officer

On November 2, 2005, American Safety Insurance Holdings, Ltd., (the "Company") announced that William Tepe has been appointed to serve as the Company’s Chief Financial Officer. Attached is the Company's Press Release.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release Issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant

Date: November 2, 2005	By: /s/ Stephen R. Crim
Stephen R. Crim
President and Chief Executive Officer